Finance income and costs (Tables)	3 Months Ended
Mar. 31, 2022
Analysis of income and expense [abstract]
Schedule of Finance income and costs

	For the three months ended March 31,
	2022	2021
	€m	€m
Finance income
Net foreign exchange gains on translation of financial assets and liabilities	0.9	—
Total finance income	0.9	—
Interest expense (a)	(14.3)	(13.4)
Net impairment loss on short term investments	—	(12.4)
Net foreign exchange losses arising on translation of financial assets and liabilities	—	(11.6)
Net pension interest costs	(0.7)	(0.4)
Amortization of borrowing costs	(0.5)	(0.5)
Net fair value losses on derivatives held at fair value through profit or loss	—	(2.0)
Total finance costs	(15.5)	(40.3)
Net finance costs	(14.6)	(40.3)
(a) Interest expense includes interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss and is shown net of gains recycled from the cash flow hedge reserve on cross currency interest rate swaps.